UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Piedmont Lithium Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

This filing contains the following communications:

1.	A social media post issued by Piedmont Lithium Inc. (the “Company”) on Stocktwits on August 21, 2025 relating to voting FOR the Company’s proposed merger with Sayona Mining Limited (the “Merger”).
2.	An updated closing timetable for the proposed Merger which was filed with the Australian Securities Exchange (ASX) on August 22, 2025.

A copy of the referenced communication is attached hereto.

1.	On August 21, 2025, the Company issued the following social media post on Stocktwits:

LINK:

HOW TO VOTE

Voting in Piedmont Lithium’s upcoming Special Meeting on the proposed merger with Sayona Mining is easy and important—every shareholder’s voice counts. Whether you hold shares directly or through a broker, you have simple options to cast your vote and make an impact on this key decision.

Here’s how you can vote:

1.	Online – The fastest and most convenient method. Visit proxyvote.com and enter the control number provided with your proxy card.
2.	By Phone – If you do not know your control number, call the number listed below.
■	Individuals call toll-free: (855) 206-1066
■	Piedmont CDI Holders: 1300-237-569 (within Australia)
     +61-2-9066-4055 (outside Australia)

Make sure to vote by the deadline. The deadline for CDI holders is 7 a.m. AEST on Thursday, August 20th. The deadline for holders of common stock is 11:59 p.m. ET on August 21, 2025.

This merger could significantly impact the future of Piedmont Lithium—take a few minutes to vote and have your say.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication relates to the proposed merger involving Piedmont Lithium Inc. (the “Company”) and Sayona Mining Limited and may be deemed to constitute solicitation material. In connection with the proposed merger, the Company has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on June 20, 2025, (the “Proxy Statement”), which should be read in conjunction with this communication. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND ANY SOLICITATION. Stockholders may obtain free copies of these documents, other documents containing important information about the Proxy Statement and other relevant materials through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on our website at www.piedmontlithium.com or by contacting our Investor Relations Department by email at info@piedmontlithium.com or by phone at +1 (704) 461-8000.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2024, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 26, 2025. You can obtain a free copy of these documents from the Company through the sources described above. Additional information regarding the interests of participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials filed with the SEC in connection with the proposed merger. Stockholders should read the Proxy Statement carefully before making any voting decisions.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding the proposed merger, and any assumptions underlying the proposed merger, are forward-looking statements. Such forward-looking statements involve substantial and known and unknown risks, uncertainties, and other risk factors, many of which are beyond our control, and which may cause actual timing of events, results, performance, or achievements and other factors to be materially different from the future timing of events, results, performance, or achievements expressed or implied by the forward-looking statements.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: the risk that the conditions to the closing of the Company’s proposed merger with Sayona Mining Limited are not satisfied, the risk that required approvals from Piedmont stockholders or from Australian regulators (including from the Australian court hearing) are not obtained; litigation relating to the merger; uncertainties as to the timing of the consummation of the merger and the ability of Piedmont to consummate the merger; risks that the proposed merger disrupts the current plans or operations of Piedmont; the ability of Piedmont to retain and hire key personnel; competitive responses to the proposed merger; unexpected costs, charges or expenses resulting from the merger; potential adverse reactions or changes to relationships with customers, suppliers, distributors and other business partners resulting from the announcement or completion of the merger; Piedmont’s ability to achieve the synergies expected from the merger, as well as delays, challenges and expenses associated with integrating the existing businesses; the impact of overall industry and general economic conditions, including inflation, interest rates and related monetary policy by governments in response to inflation; ability of Piedmont to commercially extract mineral deposits; risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions); uncertainty about Piedmont’s ability to obtain required capital to execute its business plan; changes in the market prices of lithium and lithium products; changes in technology or the development of substitute products; geopolitical events, and regulatory, economic and other risks associated therewith, as well as broader macroeconomic conditions. Other factors that might cause such a difference include those discussed in Piedmont’s filings with the Securities and Exchange Commission (the “SEC”), which include its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the proxy statement filed in connection with the proposed merger. For more information, see the section entitled “Risk Factors” and the forward-looking statements disclosure contained in Piedmont’s Annual Reports on Form 10-K and in other filings. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by the ASX Listing Rules, federal securities laws and rules and regulations of the SEC, Piedmont undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

2.	Updated Closing Timetable For the Proposed Merger As Filed with ASX.

The following is the timetable:

PRESS RELEASE | August 22, 2025 | NASDAQ:PLL | ASX:PLL

UPDATED CLOSING TIMETABLE FOR THE PROPOSED MERGER WITH SAYONA MINING

BELMONT, North Carolina, August 21, 2025 - Piedmont Lithium Inc. (“Piedmont” or the “Company”) (NASDAQ: PLL; ASX: PLL), a leading North American supplier of lithium products critical to the U.S. electric vehicle supply chain, refers you to the merger of Piedmont with Sayona Mining Limited (“Sayona”) (ASX: SYA), announced on November 19, 2024, pursuant to which a wholly owned subsidiary of Sayona ("Merger Sub") will merge with and into Piedmont, with Piedmont surviving as a wholly owned subsidiary of Sayona (the “Merger”).

The Company adjourned the Special Meeting to consider the Merger until Friday, August 22, 2025 at 11am Eastern Time. Further details are contained in the ASX announcement dated on 12 August 2025.

Below is an updated timetable to the proposed closing of the Merger.

Event	Date (U.S. Eastern Daylight Time)	Date (Australian Eastern Standard Time)
Last day to convert securities between the Piedmont CDI and Piedmont share registers	22 August 2025	22 August 2025
Suspension of Piedmont CDIs from trading on the ASX from close of trading	22 August 2025	22 August 2025
Latest time and date for receipt of common stock voting	11:00 a.m., 22 August 2025	1:00 a.m., 23 August 2025
Piedmont Stockholder Meeting	11:00 a.m., 22 August 2025	1:00 a.m., 23 August 2025
CDI Record Date	5:00 a.m., 26 August 2025	7:00 p.m., 26 August 2025
Cancellation of Piedmont CDIs	27 August 2025	27 August 2025
Effective Time of the Merger	4:00 p.m., 29 August 2025	6:00 a.m., 30 August 2025
Last day Piedmont shares are traded on Nasdaq	29 August 2025	30 August 2025
Issue of Sayona ADSs	29 August 2025	30 August 2025
Issue of Merger Consideration	31 August 2025	1 September 2025
Commencement of normal settlement trading of new Sayona shares issued under the Merger	1 September 2025	2 September 2025
Trading of Sayona ADSs opens on Nasdaq	2 September 2025	2 September 2025
Delisting of Piedmont CDIs from the ASX	2 September 2025	3 September 2025
Dispatch of holding statements/advices	2 September 2025	3 September 2025
First day of settlement for new Sayona shares issued under the Merger	3 September 2025	4 September 2025

The above timetable assumes that Piedmont stockholders approve the Merger and all other conditions precedent to the Merger are satisfied or waived (if capable of being waived).

This announcement has been authorised for release by the Company's Secretary, Mr Bruce Czachor.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding the proposed merger, benefits of the proposed merger and the consideration payable in connection therewith, the expected timing of the closing of the proposed merger; the ability of the parties to complete the proposed merger considering the various closing conditions; the sufficiency of the combined company’s capital resources; the combined company’s cash runway; and any assumptions underlying any of the foregoing, are forward-looking statements. Such forward-looking statements involve substantial and known and unknown risks, uncertainties, and other risk factors, many of which are beyond our control, and which may cause actual timing of events, results, performance, or achievements and other factors to be materially different from the future timing of events, results, performance, or achievements expressed or implied by the forward-looking statements.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: the risk that the conditions to the closing of the merger are not satisfied, including the risk that required approvals of the merger from Piedmont stockholders or from Australian regulators (including from the Australian court hearing) are not obtained; litigation relating to the merger; uncertainties as to the timing of the consummation of the merger and the ability of Piedmont to consummate the merger; risks that the proposed merger; disrupts the current plans or operations of Piedmont; the ability of Piedmont to retain and hire key personnel; competitive responses to the proposed merger; unexpected costs, charges or expenses resulting from the merger; potential adverse reactions or changes to relationships with customers, suppliers, distributors and other business partners resulting from the announcement or completion of the merger; Piedmont’s ability to achieve the synergies expected from the merger, as well as delays, challenges and expenses associated with integrating the existing businesses; the impact of overall industry and general economic conditions, including inflation, interest rates and related monetary policy by governments in response to inflation; ability of Piedmont to commercially extract mineral deposits; risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions); uncertainty about Piedmont’s ability to obtain required capital to execute its business plan; changes in the market prices of lithium and lithium products; changes in technology or the development of substitute products; geopolitical events, and regulatory, economic and other risks associated therewith, as well as broader macroeconomic conditions. Other factors that might cause such a difference include those discussed in Piedmont’s filings with the Securities and Exchange Commission (the “SEC”), which include its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the proxy statement filed in connection with the proposed merger. For more information, see the section entitled “Risk Factors” and the forward-looking statements disclosure contained in Piedmont’s Annual Reports on Form 10-K and in other filings. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by the ASX Listing Rules, federal securities laws and rules and regulations of the SEC, Piedmont undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

2
Additional Information and Where to Find It

In connection with the proposed merger, Piedmont has filed with the SEC and has mailed or otherwise provided its stockholders with a proxy statement regarding the proposed merger. BEFORE MAKING ANY VOTING DECISION, PIEDMONT’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Investors and stockholders will be able to obtain free copies of these documents, and other documents containing important information about Piedmont and the proposed merger through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Piedmont will be available free of charge on our website at www.piedmontlithium.com or by contacting our Investor Relations Department by email at info@piedmontlithium.com or by phone at +1 (704) 461-8000.

Participants in the Solicitation

Piedmont and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about the directors and executive officers of the company is set forth in the company’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 28, 2023, and the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 26, 2025. You can obtain a free copy of these documents from the company using the contact information above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials filed with the SEC regarding the proposed merger. Investors should read the proxy statement carefully before making any voting decisions. You may obtain free copies of these documents from the company using the contact information indicated above.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed merger will be implemented solely pursuant to the terms and conditions of the merger agreement, as amended, which contain the full terms and conditions of the proposed merger.

For further information, contact:

Piedmont Lithium

John Koslow
Investor Relations
T: +1 980 701 9928
E: jkoslow@piedmontlithium.com

3